Financial Instruments and Fair Value Disclosures - Measured on a non-recurring basis - Assets held for sale and Liabilities associated with assets held for sale (Table)(Details) - USD ($)	6 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Assets held for sale	$ 62,568,000	$ 0
Liabilities associated with assets held for sale	58,997,676	$ 0
Asset held for sale - Loss	47,283,802
Significant Other Observable Inputs (Level 2)
Assets held for sale	62,568,000
Liabilities associated with assets held for sale	$ 58,997,676